UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2006

DOV PHARMACEUTICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49730	22-3374365
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

433 Hackensack Avenue, Hackensack, NJ 07601
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (201) 968-0980

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

࿠    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿠    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿠    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

࿠    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding our expectations with respect to the progress of and level of expenses for our clinical trial programs. You can also identify forward-looking statements by the following words: may, will, should, expect, intend, plan, anticipate, believe, estimate, predict, potential, continue or the negative of these terms or other comparable terminology. We caution you that forward-looking statements are inherently uncertain and are simply point-in-time estimates based on a combination of facts and factors currently known by us about which we cannot be certain or even relatively confident. Actual results or events will surely differ and may differ materially from our forward-looking statements as a result of many factors, some of which we may not be able to predict or may not be within our control. Such factors may also materially adversely affect our ability to achieve our objectives and to successfully develop and commercialize our product candidates, including our ability to:

•	demonstrate the safety and efficacy of product candidates at each stage of development;

•
develop and execute Phase II and III clinical programs for bicifadine, our novel analgesic, revised as necessary to take into account the drug’s recent failure to achieve statistically significant effects relative to placebo;

•	meet our development schedule for our product candidates, including with respect to clinical trial initiation, enrollment and completion;

•	meet applicable regulatory standards and receive required regulatory approvals on our anticipated time schedule or at all;

•	meet or require our partners to meet obligations and achieve milestones under our license and other agreements;

•	successfully execute the development plan under and otherwise achieve the results contemplated by the 2005 amendment to our license agreement with Merck;

•	obtain and maintain collaborations as required with pharmaceutical partners;

•	obtain substantial additional funds;

•	obtain and maintain all necessary patents, licenses and other intellectual property rights; and

•	produce drug candidates in commercial quantities at reasonable costs and compete successfully against other products and companies.

You should refer to the “Part II—Other Information” section of our report on Form 10-Q for the quarter ended March 31, 2006 under the subheading “Item IA. Risk Factors” for a detailed discussion of some of the factors that may cause our actual results to differ materially from our forward-looking statements. We qualify all our forward-looking statements by these cautionary statements. There may also be other material factors that may materially affect our forward-looking statements and our future results. As a result of the foregoing, readers should not place undue reliance on our forward-looking statements. We do not undertake any obligation and do not intend to update any forward-looking statement.

ITEM 7.01. REGULATION FD DISCLOSURE

On April 24, 2006, DOV Pharmaceutical, Inc. announced high-level results developed from the first Phase III placebo-controlled clinical trial - study 020 - of our novel analgesic bicifadine in patients with chronic low back pain (CLBP). In connection with this announcement, we indicated that we would conduct a more detailed assessment of the trial data in order to better understand the factors which were responsible for the findings announced on April 24. The press release issued by us today, May 22, 2006, a copy of which is attached as Exhibit 99.1 hereto, includes certain information developed by us as we conducted this detailed assessment. As noted in our press release, we will host a conference call on May 22, 2006. On this conference call, a member or members of our senior management team will discuss this assessment and the information developed from the assessment. Visual aids in the form of the slides attached as Exhibit 99.2 hereto will be used during this conference call. The slides attached as Exhibit 99.2 have also been posted on our web site www.dovpharm.com.

The information included or incorporated by reference in this Item 7.01 of this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing(s) of the registrant under the Securities Act of 1933, as amended.  Furthermore, the furnishing of the information included or incorporated by reference in this Item 7.01 of this Report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

ITEM 9.01. EXHIBITS.

(d)  Exhibits. The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Title
99.1	Press release, dated May 22, 2006, of DOV Pharmaceutical, Inc. (*)
99.2	Slide presentation of DOV Pharmaceutical, Inc. (*)

(*) The information included in these exhibits to this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing(s) of the registrant under the Securities Act of 1933, as amended.  Furthermore, the furnishing of the information included in these exhibits to this Report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOV Pharmaceutical, Inc.

Date:	May 22, 2006	By:	/s/ Leslie Hudson
Leslie Hudson President and CEO

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press release, dated May 22, 2006, of DOV Pharmaceutical, Inc. (*)
99.2	Slide presentation of DOV Pharmaceutical, Inc. (*)

(*) The information included in these exhibits to this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing(s) of the registrant under the Securities Act of 1933, as amended.  Furthermore, the furnishing of the information included in these exhibits to this Report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.